PFG Investor Day June 29, 2022 Exhibit 99.2

Bill Marshall Vice President, Investor Relations 2022 PFG / INVESTOR DAY

Disclaimer This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in our Annual Report on Form 10-K for the fiscal year ended July 3, 2021 filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements: the material adverse impact the COVID-19 pandemic has had and is expected to continue to have on the global markets, the restaurant industry, and our business specifically; competition in our industry is intense, and we may not be able to compete successfully; we operate in a low margin industry, which could increase the volatility of our results of operations; we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts; our profitability is directly affected by cost inflation and deflation and other factors; we do not have long-term contracts with certain of our customers; group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations; changes in eating habits of consumers; extreme weather conditions, including hurricane, earthquake and natural disaster damage; our reliance on third-party suppliers; labor relations and cost risks and availability of qualified labor; volatility of fuel and other transportation costs; inability to adjust cost structure where one or more of our competitors successfully implement lower costs; we may be unable to increase our sales in the highest margin portion of our business; changes in pricing practices of our suppliers; our growth strategy may not achieve the anticipated results; risks relating to acquisitions, including the risk that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire; environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and the effects of global warming; the risk that we fail to comply with requirements imposed by applicable law or government regulations, including increased regulation of electronic cigarette and other alternative nicotine products; a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining; if the products we distribute are alleged to cause injury or illness or fail to comply with governmental regulations, we may need to recall our products and may experience product liability claims; our reliance on technology and risks associated with disruption or delay in implementation of new technology; costs and risks associated with a potential cybersecurity incident or other technology disruption; product liability claims relating to the products we distribute and other litigation; 2022 PFG / INVESTOR DAY adverse judgements or settlements or unexpected outcomes in legal proceedings; negative media exposure and other events that damage our reputation; decrease in earnings from amortization charges associated with acquisitions; impact of uncollectibility of accounts receivable; difficult economic conditions affecting consumer confidence; increase in excise taxes or reduction in credit terms by taxing jurisdictions; the cost and adequacy of insurance coverage; risks relating to our outstanding indebtedness; our ability to raise additional capital; and the following risks related to the acquisition of Core-Mark ( the “Core-Mark Transaction”): the possibility that the expected synergies and value creation from the Core-Mark Transaction will not be realized or will not be realized within the expected time period; the risk that unexpected costs will be incurred in connection with the integration of Core-Mark or that the integration of Core-Mark will be more difficult or time consuming than expected; the inability to retain key personnel; disruption from the Core-Mark Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and the risk that the combined company may not be able to effectively manage its expanded operations. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this presentation or as of the date they were made and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law. 2022 PFG / INVESTOR DAY Disclaimer Cont.

Agenda Welcome & Introductions Culture & Strategic Overview A Value Creating Enterprise Winning In Foodservice Accelerating Growth through Convenience Vistar as a Growth Engine Finance & M&A Update Q&A Session 2022 PFG / INVESTOR DAY

George Holm Chairman & CEO 2022 PFG / INVESTOR DAY

Meeting Takeaways Customer Centric Culture Significant Addressable Market Opportunity Diverse channel model provides resiliency Debt Reduction Consistent organic sales growth Ongoing EBITDA margin expansion 1 2 3 2022 PFG / INVESTOR DAY

PERFORMANCE FOOD GROUP AT A GLANCE



Suppliers
5,500+
Products
250,000+
Associates
~30,000
Company Locations
150+
Vehicles
7,000+
Customer Locations
300,000+

LOCATIONS SERVED

- Restaurants
- Hospitality
- Higher Education
- Healthcare
- Theaters
- Specialty Retailers
- Business and industry locations
- Convenience Retail

2022 PFG / INVESTOR DAY 8

Culture & People Focus Locally-based decision making to remain nimble Understand customers’ business operations Over 12,000 of our associates interact with customers daily Extensive, ongoing product training Underpins Sales Growth 2022 PFG / INVESTOR DAY

Diversified Business Model One of the largest broadline distributors by net sales in the U.S. A leading distributor to independent pizzerias in the U.S. A leading distributor to the family and casual dining channel Vending distributors Office coffee distribution Theatres, stadiums, and arenas Retail Value channel Hospitality and Travel Corrections Net Sales (2) EBITDA(2) Performance Foodservice 50% Performance Foodservice 65% Vistar 19% One of the top broadline distributors of convenience retail products in North America. The leading distributor of independent convenience stores in North America. A leader in Food & Fresh products distribution to the convenience store industry A leading distributor of candy, snacks, and other items: Vistar 7% PFG Operating Segments and Business Mix (1) Represent our Reportable Segments – Foodservice, Convenience and Vistar Represents Fiscal 3Q22 and excludes Corporate and All Other and Intersegment Eliminations.

Broad Geographic Reach Broadline & Specialty

Broad Geographic Reach Foodservice

Broad Geographic Reach Vistar

Broad Geographic Reach Convenience

Broad Geographic Reach

PFG Addressable Market PFG Serviceable  Available Market  ~$443 billion Source: PFG Company Estimates PFG Total Addressable Market   ~$633 billion Total Addressable Market (TAM) is defined as total U.S. distributor industry dollar sales where PFG companies have the potential to compete for long-term market share Serviceable Available Market (SAM) is defined as total U.S. distributor industry dollar sales where PFG companies currently compete or have the ability to compete without significant new capital investment or infrastructure. Excludes product categories in which we do not currently compete.

PFG Addressable Market PFG Serviceable Available Market ~$443 billion $ billions Source: PFG Company Estimates PFG Total Addressable Market ~$633 billion $ billions 2022 PFG / INVESTOR DAY

Consistent, Profitable, Sales Growth Consistent market share gains, customer wins and channel expansion Operational excellence and scale enable strong profit growth Substantial runway to sustain strong organic growth For reconciliation of net income to Adjusted EBITDA, please refer to the Appendix. Source: Company Filings Track Record of Net Sales Growth ($ in billions) CAGR: +12% Strong Adj. EBITDA(1) Growth ($ in millions) CAGR: +11% 2022 $51 $1,010

Craig Hoskins 2022 PFG / INVESTOR DAY President & Chief Operating Officer

Serving Those who Feed America Away from Home CONVENIENCE STORES SINGLE-SERVE & IMMEDIATE CONSUMPTION RESTAURANTS & CULINARY 2022

Food Away from Home Leader Broad Customer Base Diversified in our end-markets Recession resilient Poised to address consumer and operator trends Complementary Businesses Across Food Away from Home Cross selling opportunities are substantial Procurement and brand development strength Operational best practice sharing Multiple delivery options CROSS SELL EXAMPLES BROAD BRAND PORTFOLIO 2022 PFG / INVESTOR DAY

Week in the life of consumers F Convenience stores rest areas restaurants Food stops T College bookstore College cafeteria Delivery/Instant fulfillment Dollar store Hotel Pantry M Airport Restaurant Fine Dining Airport Gift Shop FOODSERVICE convenience Vistar W Retail candy (BIG BOX) Hispanic Restaurant LUNCH Theater food/bev Quick Service restaurant T VENDING MACHINE MICRO MARKET Commute Coffee OFFICE COFFEE S Pizza Gas/ convenience store Theme park S Neighborhood bar & Grill Event/ Catering Ballpark food/bev Food trucks

WEEK IN THE LIFE OF CONSUMERS



M
AIRPORT RESTAURANT
AIRPORT GIFT SHOP
FINE DINING
HOTEL PANTRY
T
COMMUTE COFFEE
MICRO MARKET
VENDING MACHINE
OFFICE COFFEE
W
RETAIL CANDY (BIG BOX)
HISPANIC RESTAURANT LUNCH
THEATER FOOD/BEV
QUICK SERVICE RESTAURANT
T
COLLEGE CAFETERIA
COLLEGE BOOKSTORE
DELIVERY/INSTANT FULFILLMENT
DOLLAR STORE
F
CONVENIENCE STORES
REST AREAS
FOOD STOPS
RESTAURANTS
S
BALLPARK FOOD/BEV
NEIGHBORHOOD BAR & GRILL
FOOD TRUCKS
EVENT/ CATERING
S
GAS/ CONVENIENCE STORE
THEME PARK
PIZZA
FOODSERVICE
CONVENIENCE
VISTAR

Food Cost-plus Brands that deliver value Category management Forward buying Pricing analytics Sales compensation structure Labor Cost to serve analysis Negotiated adjustments Inflation indexed clauses Fuel Surcharge programs Collars Route efficiency Many levers to manage inflation Continuous analytics to inform pricing decisions including new contracts and re-negotiate existing contracts 2022 PFG / INVESTOR DAY

Post-CoVID Market View Macro Environment Markets and channels recovering and poised to deliver upside in FY 23 Bumpiness in geopolitical, inflation, and energy cost environment Operators & Suppliers will face continued cost challenges in the near-term Implications for PFG Restaurant segment leading the recovery Macroeconomic uncertainty creates potential upside in important channels like convenience, pizza & QSR Synergies and growth still to capture in recent acquisitions Long history of market share gains expected to continue 2022 PFG / INVESTOR DAY

Steve Broad 2022 PFG / INVESTOR DAY Executive Vice President, Foodservice

Our Sales Pursuit CUSTOMERS OPCO OPERATIONS SALES DRIVERS OPCO MGMT. 2022 PFG / INVESTOR DAY

Our Sales Force is a critical asset and competitive advantage Ongoing training, continued development and tools Leading ordering and data analytics technology suite Commission system that drives performance Impress at the Point of Sale 2022 PFG / INVESTOR DAY

Investment in Growth Foodservice Area Manager Sales Force 2022 PFG / INVESTOR DAY Notes: FY22 as of Week 50

Locally-based decision making Salespeople understand customers’ Product assortment determined locally 2022 PFG / INVESTOR DAY WINNING IN FOODSERVICE High quality proprietary brands Over 12,000 of our associates interact with customers daily Extensive, ongoing product training

Customer First Digital Ordering Platform Customers order more and have a better experience Larger Basket Size Endless Aisle Additional Users Reduced Customer Churn Customers are less likely to leave Customers will move to the online platform Products from other businesses and suppliers Major Components 1) MAKE IT PROFITABLE 3) MAKE IT EASY 2) MAKE IT SMART 2022 PFG / INVESTOR DAY

RANKING ABOVE THE COMPETITION 2022 PFG / INVESTOR DAY Sources: wRatings

PERFORMANCE FOOD GROUP PEOPLE Products INNOVATION 2022 PFG / INVESTOR DAY

Eric Shoemaker 2022 PFG / INVESTOR DAY Executive Vice President, Foodservice

Performance Brands are a Competitive Advantage More than 25,000 SKUs Over $5.2 billion in sales of Performance Brands in FY21 Introduced over 240 SKUs in FY2021 Value creation potential at Reinhart Umbrella Brands – Tiered Strategy Strategic Brands Broadline Roma 2022 PFG / INVESTOR DAY

RIGOROUS BRAND DEVELOPMENT PROCESS 6-8 Weeks 1 Week Up to 4 Weeks 1 Day 2 Weeks Up to 2 Weeks 2022 PFG / INVESTOR DAY New Brand Development Protocol Item Set Up and Packaging Requirements Packaging Design and Development Packaging Print Proofs and Production Product Production Rollout Assembly & Distribution

Supporting our Brands Data Sourcing & Sharing Brand Specific Training Digital & Social Marketing 2022 PFG / INVESTOR DAY

RANKING ABOVE THE COMPETITION 2022 PFG / INVESTOR DAY Sources: wRatings

SIZE OF THE PRIZE 50.0% 39.2% 2022 PFG / INVESTOR DAY Source: Company Reports

PERFORMANCE FOOD GROUP PEOPLE Products INNOVATION 2022 PFG / INVESTOR DAY

President & Chief Executive Officer, Core-Mark 2022 PFG / INVESTOR DAY Scott McPherson

Convenience Priorities 2022 PFG / INVESTOR DAY Leverage PFG size, scale & resources Operation Excellence through human capital & technology utilization EBITDA & EBITDA Margin Growth driven by non-nicotine sales growth, price strategy, operation execution Execute on Integration & Synergy Capture $40mil over 3 years Growth via Same Store Sales, Chain & Independent Share and foodservice

Convenience Store Opportunity Landscape 2022 PFG / INVESTOR DAY Convenience Opportunity Total Addressable Market (TAM) $195B Serviceable Addressable Market (SAM) $127B Non-Nicotine (SAM) $48B $277.9B  Inside Sales Convenience Store Industry Other Markets Serviced Mass Direct to Consumer Drug Other Source: NACS State of the Industry

FY 2022 PFG CONVENIENCE SNAPSHOT (LTM) Business Fast Facts   $23B Sales* Largest Convenience Distributor in North America   50,000 Customer Locations 39k Conveniences Stores  10,000 Associates  50 Distribution Centers 7 Redistributions Centers FY 2022 CONVENIENCE SALES MIX CUSTOMER MIX GROSS PROFIT BREAKDOWN 2022 * Sales figure represents 12-month period through March 2022 and includes pro-form Core-Mark and Eby-Brown net revenue

North American Convenience Network Network Fast Facts   37 - Opco’s  4 - Wal-Mart  2 - 3PL’s  7 - Redistribution 2022 PFG / INVESTOR DAY

Creating Differentiation 2022 PFG / INVESTOR DAY Benefits of Belonging $15MM Early Wins Potential Synergies Identified $40MM Synergies Foodservice Growth Differentiation Cost & Product Selection One Convenience Top Convenience Talent  Geographical Footprint Best in Class Marketing  Customer Solutions Sales Presence Leverage Scale Product Access Trade Spend Non-Trade Spend Redistribution Human Capital Program Development Food Expertise New Technologies Branding ESG Focus & Framework PFG Umbrella

Access to expanded product mix and improved costs Best in class branded programs – available through all convenience Opco's Solution for convenience retailers with complex foodservice offer via PFS Access to culinary expertise not available from competitive convenience wholesalers   Expanded Foodservice to Convenience  Center Of Excellence equals  Customer Exposure  Convenience Focused Branded Programs Expanding Foodservice In Convenience

Exclusive Fresh Solutions Consumer Facing Technology Category Management Solutions Product Innovation Core Convenience Foodservice Delivering on Differentiation Commitment 2022 PFG / INVESTOR DAY

A Company of Growth Operational Excellence Drive EBITDA and Margins Leverage PFG to Grow Foodservice Execute on Integration and Capture Synergy Convenience Rationale

2022 PFG / INVESTOR DAY Patrick Hatcher President & Chief Operating Officer, Vistar

Vending & Micro Markets Office Coffee Services Military Theatre & Concessions Specialty Retail Hospitality Travel Campus Office Supply Corrections Value E-Comm E-Comm Gaming Channels OF BUSINESS

Source: Company information, Refers to Net Sales in Vistar operations. Vending/OCS Theater/Concessions 2000 Mix $1B Sales Channel evolution 2022 PFG / INVESTOR DAY

Vending/OCS Theater/Concessions Corrections Travel/Hospitality Retail Other 2008 Mix $1.4B Sales 2022 PFG / INVESTOR DAY Channel evolution Source: Company information, Refers to Net Sales in Vistar operations.

Vending/OCS Theater/Concessions Corrections Travel/Hospitality Retail Other Campus Value Office Supply FYQ3 TTM22 $3.4B Sales Channel evolution Source: Company information, Refers to Net Sales in Vistar operations. PFG / INVESTOR DAY 2022

2022 PFG / INVESTOR DAY Diversity of our customer base has led to a healthy mix, with no channel comprising more than 50% of our current business. Source: Company information, Refers to Net Sales in Vistar operations. Vending/OCS Theater/Concessions Corrections Travel/Hospitality Retail Other Campus Value Office Supply 2000 Mix $1B Sales 2008 Mix $1.4B Sales FYQ3 TTM22 $3.4B Sales Channel evolution

Update on Channel trends

EVOLUTION OF VENDING TO MICRO MARKETS 2020 2022 63,000+ 2009 2012 ~500 8,900+ 2014 2,600+ 43,000+ Locations 0 70,000

Unattended Retail Expands to Smart Coolers to Micro Cafés to Just Walk Out Stores Unattended Retail Expands to... Micro Cafes JUST WALK OUT™️ Stores Smart Coolers 2022 PFG / INVESTOR DAY

Fulfillment Services 3 Facilities 150 Customers across 8 channels 1.3M Orders Annually 3M Parcels shipped annually Ability to Meet Customer’s Future Growth Needs Competitive Advantage New Opportunities with Manufacturers growth TERRAINS

Growth Channels Military Gaming 2022 PFG / INVESTOR DAY

E-Commerce & Q-Commerce of Consumers Shop Online Monthly 75% Total Q-Commerce global market in 2021 $25B

UNDERSTANDING OUR CUSTOMERS & MEETING THEM WHERE THEY ARE

Multiple Delivery Methods

Expanded Categories

INNOVATE GROW THINK DIFFERENT 2022 PFG / INVESTOR DAY

Liz Mountjoy Vice President, Strategy & M&A

Disciplined M&A Strategy Financially disciplined Operational upside Culturally compatible Geographic expansion Channel growth Scale Insights-driven Opportunistic Customer-centric ALIGNED TO MARKET DYNAMICS GROWTH ORIENTED COMPELLING STRATEGIC FIT M&A Approach 2022 PFG / INVESTOR DAY

Recent M&A on or ahead of expectations Integration Synergy Capture ahead of schedule More Opportunity Ahead Track Record of Successful M&A

Targeted M&A to Drive Shareholder Value Focus Expand geographic footprint and capacity Strengthen existing channels Impact Better service to customers Efficiencies of scale and service Negotiating leverage with suppliers Revenue and cost synergies Maximize associate opportunities and retention 2022 PFG / INVESTOR DAY

Jim Hope Executive Vice President & Chief Financial Officer

Driving sales and market share position across all channels in which we currently participate Margin expansion through improving product and customer mix (private brands, independent customers), and operational efficiencies Advancements in technology to meet customer and supplier needs and support operational efficiencies (warehouse automation) Our Focus Debt Reduction Consistent organic sales growth Ongoing EBITDA margin expansion 1 2 3 2022 PFG / INVESTOR DAY

Organic* Independent Case Growth 2022 PFG / INVESTOR DAY *Organic Case Growth Excludes contribution from acquisitions An independent restaurant customer is defined as an operator with 4 or fewer locations.

Disciplined Use of Capital Capital Investments to Support Growth Facility expansions Strategic M&A Deleverage Annual Capex $ Millions 2022 PFG / INVESTOR DAY

Three Year Targets 3-YEAR SALES Annual Net Revenue of $62 billion to $64 billion in fiscal 2025 *Assumes cigarette dollar sales roughly flat through 2025 3-YEAR ADJ EBITDA Annual Adj EBITDA of $1.5 to $1.7 billion in fiscal 2025 2022 PFG / INVESTOR DAY

Meeting Takeaways  Customer Centric Culture  Significant Addressable Market Opportunity  Diverse channel model provides resiliency  Debt Reduction Consistent organic sales growth Ongoing EBITDA margin expansion 1 2 3 2022 PFG / INVESTOR DAY

Appendix

Statement regarding non-GAAP financial measures 2022 PFG / INVESTOR DAY This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These metrics have important limitations and should not be considered in isolation or as a substitute for measures of our financial performance or liquidity prepared in accordance with GAAP. In addition, these metrics, as presented by us may not be comparable to similarly titled measures of other companies due to varying methods of calculations. Our Adjusted EBITDA outlook excludes the impact of certain income and expense items that management believes are not part of underlying operations. These items may include, but are not limited to, loss on early extinguishment of debt, restructuring charges, certain tax items, and charges associated with non-recurring professional and legal fees associated with acquisitions. Management cannot estimate on a forward-looking basis the impact of these income and expense items on our reported Net income, which could be significant, are difficult to predict and may be highly variable. As a result, we do not provide a reconciliation to the closest corresponding GAAP financial measure for our Adjusted EBITDA outlook. Management uses Adjusted EBITDA, defined as net income before interest expense, interest income, income and franchise taxes, and depreciation and amortization, further adjusted to exclude certain items we do not consider part of our core operating results. Such adjustments include certain unusual, non-cash, non-recurring, cost reduction, and other adjustment items permitted in calculating covenant compliance under the Company’s credit agreement and indenture (other than certain pro forma adjustments permitted under our credit agreement and indenture relating to the Adjusted EBITDA contribution of acquired entities or businesses prior to the acquisition date). Under PFG’s credit agreement and indenture, the Company’s ability to engage in certain activities such as incurring certain additional indebtedness, making certain investments, and making restricted payments is tied to ratios based on Adjusted EBITDA (as defined in the credit agreement and indenture). PFG believes that the presentation of Adjusted EBITDA and Adjusted Diluted EPS is useful to investors because these metrics provide insight into underlying business trends and year-over-year results and are frequently used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies in PFG’s industry. The following tables include a reconciliation of non-GAAP financial measures to the applicable most comparable U.S. GAAP financial measures.

NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA RECONCILIATION

	Fiscal year ended						
	July 3, 2021	June 27, 2020	June 29, 2019	June 30, 2018	July 1, 2017	July 2, 2016	June 27, 2015
(In millions)							
Net (loss) income	$ 40.7	$ (114.1)	$ 166.8	$ 198.7	$ 96.3	$ 68.3	$ 56.5
Interest expense	152.4	116.9	65.4	60.4	54.9	83.9	85.7
Income tax (benefit) expense	14.0	(108.1)	51.5	(5.1)	61.4	46.2	40.1
Depreciation and amortization of intangible assets	213.9	178.5	116.2	100.3	91.5	80.5	76.3
Amortization of intangible assets	125.0	97.8	38.8	29.8	34.6	38.1	45.0
EBITDA	546.0	171.0	438.7	384.1	338.7	317.0	303.6
(A) Non-cash items	64.9	24.8	19.8	23.2	18.8	18.2	2.5
(B) Acquisition, integration and reorganization	16.2	182.8	11.8	5.0	17.3	9.4	0.4
(C) Productivity initiatives and other adjustment items	(1.8)	26.9	5.2	14.4	15.9	22.0	22.1
Adjusted EBITDA	$ 625.3	$ 405.5	$ 475.5	$ 426.7	$ 390.7	$ 366.6	$ 328.6

(A) Includes adjustments for non-cash charges arising from stock-based compensation, changes in the last-in, first-out ("LIFO") reserves and gain/loss on disposal of assets. Stock-based compensation cost was $25.4 million, $17.9 million, $15.7 million, $21.6 million, $17.3 million, $17.2 million and $1.2 million for fiscal 2021, fiscal 2020, fiscal 2019, fiscal 2018, fiscal 2017, fiscal 2016 and fiscal 2015, respectively.

(B) Includes professional fees and other costs related to completed and abandoned acquisitions, costs of integrating certain of our facilities, facility closing costs, advisory fees paid to former private equity holders, and offering fees. Fiscal 2020 includes $108.6 million of contingent consideration accretion expense related to the acquisition of Eby-Brown and $9.3 million of costs related to information technology projects the Company is no longer pursuing as a result of the Reinhart acquisition. Fiscal 2015 includes a $25.0 million termination fee payment received related to the terminated agreement to acquire 11 US Foods facilities from Sysco and US Foods.

(C) Consists primarily of professional fees and related expenses associated with productivity initiatives, amounts related to fuel collar derivatives, certain financing transactions, lease amendments, legal settlements and franchise tax expense, and other adjustments permitted by our credit agreement. This line item includes development costs of $5.8 million for fiscal 2020 and $8.0 million for fiscal 2018 related to certain productivity initiatives the Company is no longer pursuing.

2022 PFG / INVESTOR DAY 80